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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
MGI Pharma, Inc.:

We consent to the use of our reports dated February 4, 2000, except as to Note 8 which is as of March 14, 2000, incorporated herein by reference.


                                        /s/ KPMG LLP

Minneapolis, MN
May 10, 2000